UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023 (February 20, 2023)

Helbiz, Inc.

(Exact Name of Registrant as Specified in Charters)

Delaware	001-39136	84-3015108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

32 Old Slip, New York, NY 10005
(Address of Principal Executive Offices, and Zip Code)
(917) 675-7157
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	HLBZ	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	HLBZW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On February 20, 2023, we held a special meeting of our common stockholders (the “Special Meeting”) at which our common stockholders voted on the following proposals, as set forth below, each of which is described in detail in our Definitive Proxy Statement on Schedule 14-C filed with the U.S. Securities and Exchange Commission on February 9, 2023. A total of 172,761,117 votes was present at our Special Meeting which constitutes a quorum for the Special Meeting. Each of the proposals described below was approved by our holders of common stock.

PROPOSAL:

To approve an Amendment to our Certificate of Incorporation (the “Amendment”) to:

•	effect a reverse stock split of our Class A common stock, par value $0.00001 per share (“Class A common stock”), by a ratio of no less than 1-for-2 and no more than 1-for-50, with the exact ratio to be determined by the Board in its sole discretion (the “Class A Stock Split”);

•	effect a reverse stock split of our Class B common stock, par value $0.00001 per share (“Class B common stock”), by a ratio of no less than 1-for-2 and no more than 1-for-50, with the exact ratio to be determined by the Board in its sole discretion (the “Class B Stock Split”), provided that the Board may elect not to enact the Class B Stock Split or may elect to use a ratio for the Class B Stock Split that differs from the ratio for the Class A Stock Split, but in each instance only if the decision not to conduct the Class B Stock Split or to use a different ratio from the Class A Stock Split is (i) approved by the independent directors and (ii) deemed (together with the Mandatory Conversion Date Amendment) to be fair pursuant to a fairness opinion from an independent firm accustomed to issuing such fairness opinions;

•	exclude the Class A Stock Split and the Stock B Stock Split from Article Fifth, Section 2(d) of the Certificate of Amendment; and

•	amend the Mandatory Conversion Date (as defined in Article Fifth, Section 2(f)(iv)(c) of the Certificate of Incorporation) to a time that is immediately after the Class A Stock Split and, if applicable, the Class B Stock Split;

For	Against	Abstain
161,993,627	10,430,778	336,712

PROPOSAL:

To approve the conversion of the Series A Preferred Stock, par value $0.00001 per share (the “Series A Preferred Stock”), into shares of our Class A common stock, with each share of Series A Preferred Stock converting into up to one share of Class A Common Stock (as may be adjusted by the Class A Stock Split) (the “Series A Conversion”);

For	Against	Abstain
162,988,089	9,192,028	581,000

PROPOSAL:

To approve the conversion of up to $5,000,000 of current liabilities into shares of Class A common stock so that the aggregate issuance of Class A common stock upon such conversions, together with any Class A common stock issued in connection with any related transactions that may be considered part of the same transactions pursuant to which such securities were issued, may be without limit and may exceed the threshold and pricing for which shareholder approval is required under Nasdaq Rule 5635(d), provided that no conversion may be at a conversion price of less than the greater of (i) $0.08 per share (as adjusted for the Class A Stock Split) or (ii) 30% of the applicable Minimum Price (as defined in Nasdaq Rule 5635);

For	Against	Abstain
163,032,085	6,863,273	1,182,984

PROPOSAL:

To authorize our 2023 Omnibus Incentive Plan

For	Against	Abstain
164,714,860	6,863,273	1,182,984

PROPOSAL:

To approve the adjournment of the Special Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal described above

For	Against	Abstain
164,210,525	7,342,126	1,208,466

Item 9.01  Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2023

HELBIZ, INC.

By:	/s/ Salvatore Palella
Name: Title:	Salvatore Palella Chief Executive Officer